                    United
                    Government
                    Securities
                    Fund, Inc.

                    SEMIANNUAL
                    REPORT
                    -------------------------------------------
                    For the six months ended September 30, 1995

This report is submitted for the general information of the shareholders of United Government Securities Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the United Government Securities Fund, Inc. current prospectus.

PRESIDENT'S LETTER
-----------------------------------------------------------------
SEPTEMBER 30, 1995

Dear Shareholder:

     As President of your Fund, I would like to thank you for your continued confidence in our products and services. We strive to provide the best service possible to our shareholders: from the Fund's manager, to Waddell & Reed's customer service representatives, to your personal account representative and the Waddell & Reed office nearest you.

     While personalized service has become increasingly rare in the investment industry, we remain committed to locally based account representatives who provide the personal service you need. They are ready to assist you through regular reviews of your financial plan and to answer any financial questions you may have. Your account representative is anxious to help you plan for your retirement, fund a child's education or make plans for other long-term financial goals.

     We want to help you open the door to a better financial future. We will continue to help you meet your specific financial needs through quality investment products and personalized service that makes the investment process more convenient and accessible for you.

     Should you have any questions about your account or other financial issues, contact your personal account representative or your local Waddell & Reed office. They're ready to help you make the most of your financial future.



Respectfully,
Keith A. Tucker
President

SHAREHOLDER SUMMARY
-------------------------------------------------------------
United Government Securities Fund, Inc.

PORTFOLIO STRATEGY:
Long-term U.S. Government  OBJECTIVE:   As high a current income
Securities                              as is consistent with
                                        safety of principal.  (Fund shares are
                                        not
Short-term U.S. Government              guaranteed by the
Securities                              U.S. Government or any
                                        government agency.
Intermediate-term U.S.                  Fund share value and
Government Securities                   yield will fluctuate due to changing
                                        interest rates or other market
                                        conditions and the investor may
                                        experience a loss.)

                            STRATEGY:   Invests primarily in debt securities
                                        issued or guaranteed by the U.S.
                                        Government or its agencies or
                                        instrumentalities.  (May purchase
                                        securities subject to repurchase
                                        agreements.  May invest in certain
                                        options and futures.)

                             FOUNDED:   1982

        SCHEDULED DIVIDEND FREQUENCY:   MONTHLY

PERFORMANCE SUMMARY

           PER SHARE DATA
For the Six Months Ended September 30, 1995
-------------------------------------------
DIVIDENDS PAID                  $0.17
                                =====
NET ASSET VALUE ON
   9/30/95                      $5.36
   3/31/95                       5.13
                                -----
CHANGE PER SHARE                $ .23
                                =====

Past performance is not necessarily indicative of future results.



                        TOTAL RETURN HISTORY


                              Average Annual Total Return
                              ---------------------------
                                  With          Without
Period                         Sales Load*   Sales Load**
------                        ------------  -------------
1-year period ended 9-30-95        8.91%        13.74%
5-year period ended 9-30-95        8.52%         9.46%
10-year period ended 9-30-95       8.59%         9.07%

Performance data quoted represents past performance and is based on deduction of 4.25% sales load on the initial purchase in each of the three periods.

Performance data quoted in this column represents past performance without taking into account the sales load deducted on an initial purchase.

Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO HIGHLIGHTS

On September 30, 1995, United Government Securities Fund, Inc. had net assets totaling $151,981,890 invested in a diversified portfolio.

As a shareholder of United Government Securities Fund, Inc., for every $100 you had invested on September 30, 1995, your Fund owned:

 $46.58  Federal National Mortgage Association Bonds
  16.47  United States Treasury
  16.02  Government National Mortgage Association Bonds
  14.18  Miscellaneous U.S. Government Backed Bonds
   5.85  Federal Home Loan Mortgage Corporation Bonds
   0.90  Cash and Cash Equivalents

THE INVESTMENTS OF
UNITED GOVERNMENT SECURITIES FUND, INC.
SEPTEMBER 30, 1995

                                           Principal
                                           Amount in
                                           Thousands        Value

UNITED STATES GOVERNMENT SECURITIES
 Federal Home Loan Mortgage Corporation:
   11.0%, 1-1-2003 .......................   $   151 $    157,981
   7.5%, 9-1-2007 ........................       225      225,288
   7.0%, 1-15-2021 .......................     5,000    4,923,400
   8.0%, 2-1-2023 ........................     3,495    3,576,236
   Total .................................              8,882,905

 Federal National Mortgage Association:
   8.5%, 8-1-2001 ........................     4,884    5,060,632
   7.2%, 1-10-2002 .......................     5,000    5,025,800
   7.5%, 4-25-2002 .......................     3,388    3,445,156
   7.0%, 11-25-2003 ......................     6,720    6,743,050
   7.7%, 8-10-2004 .......................     5,000    5,185,950
   7.5%, 12-25-2006 ......................     5,000    5,137,500
   6.0%, 6-25-2007 .......................     5,000    4,839,050
   8.4%, 2-25-2009 .......................     5,000    5,382,800
   8.0%, 5-25-2019 .......................     3,398    3,427,600
   11.0%, 10-15-2020 .....................     6,349    7,143,199
   7.0%, 10-1-2023 .......................     4,700    4,634,984
   7.0%, 11-1-2023 .......................       945      931,783
   7.0%, 12-1-2023 .......................    10,162   10,022,643
   7.0%, 5-1-2024 ........................     3,862    3,808,999
   Total .................................             70,789,146

 Government National Mortgage Association:
   9.5%, 5-20-2014 .......................        35       36,740
   8.5%, 5-15-2023 .......................     2,178    2,268,703
   7.5%, 6-15-2023 .......................       831      839,582
   7.0%, 7-15-2023 .......................     4,521    4,470,156
   7.5%, 7-15-2023 .......................     3,300    3,333,345
   7.5%, 9-15-2023 .......................     4,517    4,561,679
   7.5%, 2-15-2024 .......................     4,454    4,498,774
   9.75%, 11-15-2028 .....................     2,966    3,207,177
   10.5%, 3-15-2029 ......................     1,039    1,137,539
   Total .................................             24,353,695

 United States Treasury:
   7.875%, 11-15-2004 ....................     7,500    8,340,225
   7.5%, 11-15-2024 ......................    15,000   16,694,550
   Total .................................             25,034,775


                See Notes to Schedule of Investments on page 7.

THE INVESTMENTS OF
UNITED GOVERNMENT SECURITIES FUND, INC.
SEPTEMBER 30, 1995

                                           Principal
                                           Amount in
                                           Thousands        Value

UNITED STATES GOVERNMENT SECURITIES (Continued)
 Miscellaneous United States Government
   Backed Securities:
   National Archives Facility Trust,
    8.5%, 9-1-2019  ......................    $4,038 $  4,666,938
   Resolution Funding Corporation,
    8.625%, 1-15-2021  ...................     5,000    6,051,550
   U.S. Government Guaranteed Development
    Company Participation Certificates,
    Series 1995-20 F, Guaranteed by the U.S.
    Small Business Administration (an
    Independent Agency of the United States),
    6.8%, 6-1-2015  ......................     5,000    4,960,950
   Synthetic Off-the-Run Treasuries,
    Series 1994-2,
    6.0%, 2-15-2009  .....................     6,200    5,865,200
    Total  ...............................             21,544,638

TOTAL UNITED STATES GOVERNMENT
 SECURITIES - 99.10%                                 $150,605,159
 (Cost: $145,820,411)

SHORT-TERM SECURITIES - 0.27%
 J. P. Morgan Securities, 6.0% Repurchase
   Agreement dated 9-29-95, to be repurchased
   at $415,208 on 10-2-95*................       415 $    415,000
 (Cost: $415,000)

TOTAL INVESTMENT SECURITIES - 99.37%                 $151,020,159
 (Cost: $146,235,411)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.63%         961,731

NET ASSETS - 100.00%                                 $151,981,890


Notes to Schedule of Investments
*Collateralized by $448,000 U.S. Treasury Notes, 6.25% due 8-15-2023; market value and accrued interest aggregate $430,033.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

UNITED GOVERNMENT SECURITIES FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1995

Assets
 Investment securities - at value
   (Notes 1 and 3) ................................. $151,020,159
 Cash   ............................................        5,176
 Receivables:
   Interest ........................................    1,649,071
   Fund shares sold ................................       27,543
   Investment securities sold ......................        3,400
 Prepaid insurance premium  ........................       13,674
                                                     ------------
    Total assets  ..................................  152,719,023
                                                     ------------
Liabilities
 Payable for Fund shares redeemed  .................      547,839
 Dividends payable  ................................       99,299
 Accrued service fee  ..............................       30,124
 Accrued transfer agency and dividend disbursing  ..       26,771
 Accrued accounting services fee  ..................        3,333
 Other  ............................................       29,767
                                                     ------------
    Total liabilities  .............................      737,133
                                                     ------------
      Total net assets.............................. $151,981,890
                                                     ============
Net Assets
 $0.01 par value capital stock, authorized --
   3,000,000,000; shares outstanding -- 28,344,681
   Capital stock ................................... $    283,447
   Additional paid-in capital ......................  161,324,185
 Accumulated undistributed gain (loss):
   Accumulated undistributed net realized loss on
    investment transactions  .......................  (14,410,490)
   Net unrealized appreciation in value of
    investments at end of period ...................    4,784,748
                                                     ------------
    Net assets applicable to outstanding units
      of capital ................................... $151,981,890
                                                     ============

Net asset value per share (net assets divided by
 shares outstanding)  ..............................        $5.36
                                                            =====

                       See notes to financial statements.

UNITED GOVERNMENT SECURITIES FUND, INC.
STATEMENT OF OPERATIONS
For the Six Months Ended SEPTEMBER 30, 1995

Investment Income
 Interest  .........................................  $ 5,556,493
                                                      -----------
 Expenses (Note 2):
   Investment management fee .......................      313,514
   Transfer agency and dividend disbursing .........      145,554
   Service fee .....................................       79,657
   Accounting services fee .........................       20,000
   Audit fees ......................................       11,365
   Legal fees ......................................        7,728
   Custodian fees ..................................        5,139
   Other ...........................................       42,624
                                                      -----------
    Total expenses  ................................      625,581
                                                      -----------
      Net investment income ........................    4,930,912
                                                      -----------
Realized and Unrealized Gain (Loss) on Investments
 Realized net loss on securities  ..................     (250,989)
 Realized net loss on options  .....................     (261,401)
                                                      -----------
   Net realized loss on investments ................     (512,390)
 Unrealized appreciation in value of investments
   during the period ...............................    7,313,676
                                                      -----------
   Net gain on investments .........................    6,801,286
                                                      -----------
    Net increase in net assets resulting from
      operations ...................................  $11,732,198
                                                      ===========

                       See notes to financial statements.

UNITED GOVERNMENT SECURITIES FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

                                            For the     For the
                                          six months  fiscal year
                                             ended       ended
                                         September 30, March 31,
                                             1995         1995
                                       ------------  ------------
Increase (Decrease) in Net Assets
 Operations:
   Net investment income ............  $  4,930,912  $ 10,053,860
   Realized net loss on
    investments  ....................      (512,390)   (3,955,179)
   Unrealized appreciation...........     7,313,676       243,620
                                       ------------  ------------
    Net increase in net assets
      resulting from operations .....    11,732,198     6,342,301
                                       ------------  ------------
 Dividends to shareholders from
   net investment income* ...........    (4,930,912)  (10,053,860)
                                       ------------  ------------
 Capital share transactions:
   Proceeds from sale of shares
    (1,383,809 and 3,328,430
    shares, respectively)  ..........     7,327,143    16,881,689
   Proceeds from reinvestment of
    dividends (836,046 and 1,794,421
    shares, respectively)  ..........     4,430,304     9,097,091
   Payments for shares redeemed
    (3,047,159 and 9,750,153
    shares, respectively)  ..........   (16,109,784)  (49,383,242)
                                       ------------  ------------
    Net decrease in net
      assets resulting from capital
      share transactions ............    (4,352,337) (23,404,462)
                                       ------------  ------------
      Total increase (decrease) .....     2,448,949  (27,116,021)
Net Assets
 Beginning of period  ...............   149,532,941   176,648,962
                                       ------------  ------------
 End of period  .....................  $151,981,890  $149,532,941
                                       ============  ============
   Undistributed net investment
    income  .........................          $---          $---
                                               ====          ====

                    *See "Financial Highlights" on page 11.

                       See notes to financial statements.

UNITED GOVERNMENT SECURITIES FUND, INC.
FINANCIAL HIGHLIGHTS
For a Share of Capital Stock Outstanding
Throughout Each Period:

                   For the
                  six months  For the fiscal year ended March 31,
                     ended    -----------------------------------
                    9-30-95    1995   1994    1993   1992    1991
                    -------  ------ ------  ------ ------  ------
Net asset value,
 beginning of
 period  ...........  $5.13   $5.23  $5.44   $5.01  $4.85   $4.76
                      -----   -----  -----   -----  -----   -----
Income from investment
 operations:
 Net investment
   income ..........    .17     .32    .30     .33    .37     .39
 Net realized and
   unrealized gain
   (loss) on
   investments .....    .23   (0.10) (0.21)    .43    .16     .09
                      -----   -----  -----   -----  -----   -----
Total from investment
 operations  .......    .40     .22    .09     .76    .53     .48
                      -----   -----  -----   -----  -----   -----
Less dividends declared
 from net investment
 income  ...........  (0.17)  (0.32) (0.30)  (0.33) (0.37)  (0.39)
                      -----   -----  -----   -----  -----   -----
Net asset value,
 end of period  ....  $5.36   $5.13  $5.23   $5.44  $5.01   $4.85
                      =====   =====  =====   =====  =====   =====
Total return* ......   7.93%   4.49%  1.56%  15.62% 11.22%  10.68%
Net assets, end
 of period (000
 omitted)  .........$151,982$149,533$176,649$177,167$138,753$118,703
Ratio of expenses
 to average net
 assets  ...........   0.82%** 0.82%  0.75%   0.71%  0.75%   0.80%
Ratio of net investment
 income to average
 net assets  .......   6.48%** 6.30%  5.50%   6.29%  7.40%   8.27%
Portfolio turnover
 rate  .............  47.17%**41.57%122.62%  81.41%124.51% 187.55%

  *Total return calculated without taking into account the sales load deducted on an initial purchase.
 **Annualized.

                       See notes to financial statements.

UNITED GOVERNMENT SECURITIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1995

NOTE 1 -- Significant Accounting Policies

     United Government Securities Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and in options and futures contracts on those securities. Government debt securities are valued using a pricing system provided by a major dealer in bonds. Other securities are valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported, the average of the latest bid and asked prices. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and includes differences between cost and face amount on principal reductions of securities. See Note 3 -- Investment Security Transactions.

C. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

D. Dividends and distributions -- All of the Fund's net investment income is declared and recorded by the Fund as dividends payable on each day to shareholders of record at the time of the previous determination of net asset value. Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, net operating losses and expiring capital loss carryforwards.

E. Repurchase Agreements -- Repurchase agreements are collateralized by the value of the resold securities which, during the entire period of the agreement, remains at least equal to the value of the loan, including accrued interest thereon. The collateral for the repurchase agreement is held by the Fund's custodian bank.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee consists of a "Group" fee computed each day on the combined net asset values of all of the funds in the United Group of mutual funds (approximately $13.3 billion of combined net assets at September 30, 1995) at annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, .45% between $2.25 billion and $3 billion, .43% between $3 billion and $3.75 billion,
 .40% between $3.75 billion and $7.5 billion, .38% between $7.5 billion and $12 billion, and .36% of that amount over $12 billion. The Fund accrues and pays this fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly-owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly-owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                   Average
               Net Asset Level                 Annual Fee
          (all dollars in millions)       Rate for Each Level
          -------------------------       -------------------
          From $    0 to $   10                $      0
          From $   10 to $   25                $ 10,000
          From $   25 to $   50                $ 20,000
          From $   50 to $  100                $ 30,000
          From $  100 to $  200                $ 40,000
          From $  200 to $  350                $ 50,000
          From $  350 to $  550                $ 60,000
          From $  550 to $  750                $ 70,000
          From $  750 to $1,000                $ 85,000
               $1,000 and Over                 $100,000

     The Fund also pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.0208 for each shareholder account which was in existence at any time during the prior month and $0.75 for each shareholder check which was processed, plus $0.30 for each account on which a dividend or distribution of cash or shares was paid in that month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     As principal underwriter for the Fund's shares, W&R received direct and indirect gross sales commissions (which are not an expense of the Fund) of $169,917, out of which W&R paid sales commissions of $95,160 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     Under a Service Plan adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a fee to W&R in an amount not to exceed .25% of the Fund's average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     The Fund paid Directors' fees of $2,912.

     W&R is an indirect subsidiary of Torchmark Corporation, a holding company, and United Investors Management Company, a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Security Transactions

     Purchases of U.S. Government securities aggregated $50,263,048 while proceeds from maturities and sales aggregated $34,361,817. Purchases of options aggregated $584,297 while proceeds from options aggregated $322,894. Purchases of short-term securities aggregated $554,505,000 while proceeds from maturities and sales aggregated $575,225,000.

     For Federal income tax purposes, cost of investments owned at September 30, 1995 was $146,473,302, resulting in net unrealized appreciation of $4,546,857, of which $5,589,507 related to appreciated securities and $1,042,650 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

     For Federal income tax purposes, the Fund realized net capital losses of $3,786,038 during the year ended March 31, 1995 of which $2,174,332 was deferred to the year ending March 31, 1996 (see discussion below). Capital loss carryovers aggregated $11,490,480 at March 31, 1995 and are available to offset future realized capital gain net income for Federal income tax purposes through March 31, 1996; $4,096,629 of this amount is available through March 31, 1997; $2,371,140 is available through March 31, 1998 and $1,611,706 is available through March 31, 2003.

     Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses incurred between each November 1 and the end of its fiscal year ("post-October losses"). From November 1, 1994 through March 31, 1995, the Fund incurred net long-term capital losses of $2,174,332 which have been deferred to the fiscal year ending March 31, 1996.

NOTE 5 -- Options

     Options purchased by the Fund are accounted for in the same manner as marketable portfolio securities. The cost of portfolio securities acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from securities sold through the exercise of put options are decreased by the premium paid to purchase the put.

NOTE 6 -- Commencement of Multiclass Operations

     On July 31, 1995, the Fund was authorized to offer investors a choice of two classes of shares, Class A and Class Y. A comprehensive discussion of the terms under which shares of either class are offered is contained in the prospectus and the Statement of Additional Information for the Fund.

     The Fund commenced multiclass operations on September 28, 1995. The following class specific information is presented in footnote format in lieu of presentation in the principal financial statements due to the small amount of Class Y share transactions during the reporting period:

                            Class A       Class Y         Total
                        ------------    ----------  ------------
  Value issued from sale
   of shares..........    $7,325,859        $1,284    $7,327,143
  Value issued from
   reinvestment of
   dividends .........     4,430,304           ---     4,430,304
  Value redeemed .....   (16,109,784)          ---   (16,109,784)
                         -----------    ----------   -----------
  Increase (decrease) in
   outstanding capital   ($4,353,621)       $1,284   ($4,352,337)
                       =============  ============ =============

  Shares outstanding .    28,344,442           239    28,344,681
  Net asset value per share    $5.36         $5.36

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of United Government Securities Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of United Government Securities Fund, Inc. (the "Fund") at September 30, 1995, the results of its operations for the six months then ended and the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.



Price Waterhouse LLP
Kansas City, Missouri
November 3, 1995

DIRECTORS

Ronald K. Richey, Birmingham, Alabama, Chairman of the Board
Henry L. Bellmon, Red Rock, Oklahoma
Dodds I. Buchanan, Boulder, Colorado
Jay B. Dillingham, Kansas City, Missouri
Linda Graves, Topeka, Kansas
John F. Hayes, Hutchinson, Kansas
Glendon E. Johnson, Miami, Florida
James B. Judd, Kansas City, Missouri
William T. Morgan, Los Angeles, California
Doyle Patterson, Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Keith A. Tucker, Overland Park, Kansas
Frederick Vogel III, Milwaukee, Wisconsin
Paul S. Wise, Carefree, Arizona
Leslie S. Wright, Birmingham, Alabama


OFFICERS

Keith A. Tucker, President
Robert L. Hechler, Vice President
Henry J. Herrmann, Vice President
John M. Holliday, Vice President
Theodore W. Howard, Vice President and Treasurer
Sharon K. Pappas, Vice President and Secretary
John E. Sundeen, Jr., Vice President








To all IRA Planholders:
As required by law, income tax will automatically be withheld from any distribution or withdrawal from an IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The United Group of Mutual Funds

United Cash Management, Inc.
United Government Securities Fund, Inc.
United Bond Fund
United Municipal Bond Fund, Inc.
United Municipal High Income Fund, Inc.
United High Income Fund, Inc.
United High Income Fund II, Inc.
United Continental Income Fund, Inc.
United Retirement Shares, Inc.
United Asset Strategy Fund, Inc.
United Income Fund
United Accumulative Fund
United Vanguard Fund, Inc.
United New Concepts Fund, Inc.
United Science and Technology Fund
United International Growth Fund, Inc.
United Gold & Government Fund, Inc.




















FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS  66201-9217
  (913) 236-1303

Our INTERNET address is:
  http://www.waddell.com

NUR1011SA(9-95)

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